SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Capital Trust
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Proxy Materials

(photo_of_James_C_Curvey)

PLEASE CAST YOUR VOTE NOW!

Fidelity Advisor Stock Selector All Cap Fund

Dear Shareholder:

A special meeting of shareholders of the Fidelity fund mentioned above will be held on August 15, 2012. The purpose of the meeting is to provide you with the opportunity to vote on an important proposal to reorganize Fidelity Advisor Stock Selector All Cap Fund into Fidelity Stock Selector All Cap Fund. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund. This package contains information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe this proposal is in the interests of shareholders. They recommend that you vote for the proposal.

The proposed reorganization would provide Fidelity Advisor Stock Selector All Cap Fund shareholders with the opportunity to invest in a larger fund with similar investment policies and strategies. The following Q&A is provided to assist you in understanding the proposal. The enclosed proxy statement includes a detailed description of the proposed reorganization.

Please be advised that if shareholders do not approve the proposal, the Board of Trustees may consider other proposals for the reorganization or liquidation of the fund.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or on-line instructions.

If you have any questions before you vote, please call Fidelity at 1-877-208-0098. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

(The chairman's signature appears here.)

James C. Curvey
Chairman

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

You are being asked to vote on a reorganization between Fidelity Advisor Stock Selector All Cap Fund (Advisor Stock Selector All Cap Fund) and Fidelity Stock Selector All Cap Fund (Stock Selector All Cap Fund). Specifically, you are being asked to approve an Agreement and Plan of Reorganization (Agreement) relating to the proposed acquisition of Advisor Stock Selector All Cap Fund by Stock Selector All Cap Fund. If the Agreement is approved and the reorganization occurs, each shareholder of Advisor Stock Selector All Cap Fund will become a shareholder of Stock Selector All Cap Fund instead. Advisor Stock Selector All Cap Fund will transfer all of its assets to Stock Selector All Cap Fund in exchange solely for shares of beneficial interest of Stock Selector All Cap Fund and the assumption by Stock Selector All Cap Fund of Advisor Stock Selector All Cap Fund's liabilities, in complete liquidation of Advisor Stock Selector All Cap Fund.

Has the fund's Board of Trustees approved the reorganization?

Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

What are the reasons for and advantages of the proposed reorganization?

If approved, the reorganization will permit Advisor Stock Selector All Cap Fund shareholders to pursue the same investment goals in a larger combined fund that has the same benchmark, and similar investment objective and policies. In addition, if the reorganization is approved, Advisor Stock Selector All Cap Fund shareholders are expected to benefit from an expense reduction of approximately 0.01% (excluding performance adjustments) of average net assets (based on actual expenses for the twelve months ended January 31, 2012). Including performance adjustments, Advisor Stock Selector All Cap Fund shareholders are expected to benefit from an expense reduction of approximately 0.19% of average net assets (based on actual expenses for the twelve months ended January 31, 2012), although the expense differences from performance adjustments are expected to diminish over time given that the funds have been managed similarly since March 2010. Advisor Stock Selector All Cap Fund shareholders will experience identical investment exposure in a larger fund with no repositioning costs.

Do the funds being reorganized have the same investment objectives and policies?

The funds have similar investment objectives and policies.

Who is the fund manager for the Fidelity Stock Selector All Cap Fund?

Christopher Sharpe and Geoff Stein are lead co-managers of both Stock Selector All Cap Fund and Advisor Stock Selector All Cap Fund, which they have managed since November 2009 and March 2010, respectively. Mr. Sharpe and Mr. Stein have primary responsibility for the strategic oversight of each fund, including the coordination and implementation of each fund's sector allocation strategy, and monitoring the performance and security holdings of the sector central funds in which the fund invests. Certain co-managers manage the sector central funds and assist the lead co-managers in formulating each fund's sector allocation strategy. Mr. Sharpe, Mr. Stein, and all other co-managers are expected to continue to be responsible for portfolio management of the combined fund after the reorganization.

Who bears the expenses associated with the reorganization?

Advisor Stock Selector All Cap Fund will bear the cost of the reorganization.

How do the expense structures of the funds compare?

Each fund pays its management fee and other expenses separately. The management fees of the funds vary from year to year due to a performance adjustment. If the reorganization is approved by shareholders, the combined fund will retain Stock Selector All Cap Fund's expense structure.

How will you determine the number of shares of Stock Selector All Cap Fund that I will receive?

As of the close of business of the New York Stock Exchange on the closing date of the reorganization, the number of shares to be issued will be based on the relative net asset values of each fund at the time of the exchange. The anticipated closing date is October 26, 2012.

Is the reorganization considered a taxable event to shareholders for federal income tax purposes?

No. Each fund will receive an opinion of counsel that the reorganization will not result in any gain or loss for federal income tax purposes either to Advisor Stock Selector All Cap Fund or Stock Selector All Cap Fund or to the shareholders of either fund, except Advisor Stock Selector All Cap Fund may be required to recognize gain or loss with respect to assets (if any) that are subject to "mark-to-market" tax accounting.

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date of if the proposal is not approved?

To facilitate receiving a sufficient number of votes, we may need to take further action. D.F. King & Co., Inc., a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve your fund's proposal by the time of your shareholder meeting (August 15, 2012), the meeting may be adjourned to permit further solicitation of proxy votes.

Please be advised that if shareholders do not approve the proposal the Board of Trustees may consider other proposals for the reorganization or liquidation of the fund.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 11 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are two "Interested" trustees and nine "Independent" trustees. Trustees are determined to be "Interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with Fidelity Management & Research Co. (FMR). Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting may adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is June 18, 2012.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 1-877-208-0098.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

(Fidelity Investment logo)(registered trademark)

APSS-PXL-0612
1.940891.100

Form of Proxy Card: Fidelity Advisor® Stock Selector All Cap Fund

Fidelity Investments® (logo)		Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 673023 Dallas, TX 75267-3023		of additional mailings.
Vote by Internet, Touch-Tone Telephone, or Mail!
		LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.
		CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.
(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here] [Client Code prints here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) James C. Curvey, Margaret A. Carey, and Cornelia Small, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on August 15, 2012 at 7:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal[s] described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder's name and address prints here]	...........................................................................	CONTINUED AND TO BE SIGNED ON REVERSE SIDE
...........................................................................	...........................................................................	[Card Code prints here]

Please refer to the Proxy Statement discussion of this matter. IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

FOR	AGAINST	ABSTAIN

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity Advisor Stock Selector All Cap Fund to Fidelity Stock Selector All Cap Fund in exchange solely for shares of beneficial interest of Fidelity Stock Selector All Cap Fund and the assumption by Fidelity Stock Selector All Cap Fund of Fidelity Advisor Stock Selector All Cap Fund's liabilities, in complete liquidation of Fidelity Advisor Stock Selector All Cap Fund.

(_)	(_)	(_)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

Signature (PLEASE SIGN WITHIN BOX)	Date	[Card Code prints here]	Signature (Joint Owners)	Date

Buckslip to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an email failure occurred:

We were unable to notify you electronically of the availability of important Proxy Materials for a Fidelity fund maintained in your account. We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please visit http://www.investordelivery.com/proxy and follow the on-line instructions. To do this, you will need your Enrollment Number and PIN.

If you do not remember your Enrollment Number or PIN, please visit http://www.proxyvote.com/proxy and follow the on-line instructions for enrolling for electronic delivery of Proxy Materials. To do this, you will need your Control Number from the enclosed proxy card.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You will continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address by one of the methods described above. You will start receiving electronic Proxy Materials again once you have provided us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Broadridge Version:

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

You have elected to receive Proxy Materials via the Internet. This e-mail notification contains information relating to Proxy Materials that are available for the Fidelity fund(s) that are maintained in your account and that are identified below. Please read these instructions carefully before proceeding.

NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIALS:

Proxy Materials are available for the following shareholders' meeting.

[Insert Trust Name]

Special Meeting of Shareholders

Meeting date: Month Date, Year

[If the original meeting has been adjourned to a new date the e-mail will include: Adjourned meeting date: Month Date, Year

For shareholders as of: Month Date, Year

You can access these Proxy Materials at the following Web address[es]:

LETTER TO SHAREHOLDERS, NOTICE OF MEETING, and PROXY STATEMENT: http://www.XXXXXXXXXX

[If proxy materials are for a merger proxy the email will also include: PROSPECTUS: http://www.XXXXXXXXXX]

[If proxy materials include a 35d-1 Notice (Name Test Policy Buckslip) the email will also include: [insert FUND NAME] BUCKSLIP: http://www.XXXXXXXXXX]

If your e-mail software supports it, you can simply click on the above link[s].  If not, you can type (or copy and paste) the Web address[es] into the address line of your Web browser.

HOW TO VOTE:

Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touchtone telephone.  Either way, you will need the CONTROL number(s) below.

TRUST NAME: FUND NAME - _________________________

CONTROL NUMBER: XXXXX

(use this number to cast your vote)

[TRUST NAME: FUND NAME - _________________________]

[CONTROL NUMBER: XXXXX]

(use this number to cast your vote)]

To vote through the Internet, visit http://www.proxyvote.com/proxy and follow the on-line instructions.

To vote by touchtone telephone, call 1-877-296-4941 and follow the recorded instructions.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software.  This software is available for download at no cost at http://www.adobe.com.  Downloading time may be slow.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-800-544-6666 and press "0" to speak to a Fidelity Representative. Operating hours are Monday through Friday 8:00 am to 12:00 am ET, and Saturday 8:00 am to 6:30 pm ET.

If you are invested in a Fidelity Advisor fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday 8:30 am to 7:00 pm ET.

To request a paper copy of Proxy Materials relating to a Fidelity fund, please contact Fidelity at the toll-free telephone number listed in the electronic Proxy Materials.

To update your enrollment information or cancel your enrollment, please go to: http://www.investordelivery.com/proxy, enter your enrollment number and PIN, and follow the on-line instructions for updating or canceling your enrollment.

National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Broadrige Touch-Tone Voting Script

1-877-296-4941

Generic Greeting:
"Thank you for calling the Automated Proxy Voting Service."
Shareholder Hears:

"You must be calling from a touch-tone telephone in order to use this system and already have read the proxy statement and made your voting decisions."

"Press 1 if you are calling from a touch-tone telephone and have your proxy card in front of you."

Shareholder presses "1" and hears:

"Lets Begin."

** If shareholder does not press anything two times they will hear after each non-response: "I have not received your response. Press 1 if you are calling from a touch-tone telephone and have your proxy card in front of you." If the shareholder does not press anything a third time they will hear: "Please call back when you have your proxy card available. Thank you for calling. Goodbye."

Enter Control Number Script - Shareholder hears:
"Please enter the 12-digit control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign."
Shareholder Enters Control number...

Valid Control Number: (See voting scripts, below)

Invalid (Input 1 or 2 times): "Control number is invalid."

Invalid Input = 3x. This voice is heard if input invalid control # 3 times: "Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Goodbye."

Valid control number, but Shareholder has already voted: "A vote has already been recorded for this control number. If you want to change your vote, press 1, if you do not want to change your vote press 2. (See enter control number script, above).

Valid control number, but Shareholder has just voted a proxy with the same proposals: "The nominees and/or proposals for this control number are the same as your last proxy vote. If you would like to vote this control number in the same manner as the previous control number, press 1. If you would like to vote this control number differently, press 2.

Voting:
"If you would like to vote as the Board recommends press 1, to vote on nominees and proposals individually press 2.
Shareholder presses:	Shareholder hears:
1	"Let me confirm. You have elected to vote as the Board recommends." And goes to the confirm options.
2	Shareholder goes to Nominee and/or Proposal Voting.
Nominee Vote Script: (vote for individual proposals)
"If you wish to vote for all nominees press 1. To withhold all nominees, press 2 To withhold specific nominees, press 3."
Shareholder presses:	Shareholder hears:
1	"Proposal Voting." Goes to Proposal Voting Script.
2	"Proposal Voting." Goes to Proposal Voting Script.
3

"To withhold a nominee, enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00."

After each election, "OK. If you wish to withhold another nominee enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00." is heard.

´00' goes to Proposal Vote Script.

(Continued and confirmed for each nominee(s))

See Confirm Options below.

Proposal Vote Script:
Shareholder hears:

"(There are/There is)<#Proposals> (additional) proposal(s) to vote on. After you cast all your votes, you will have a chance to review them." Before each proposal the Shareholder will hear "We are ready to accept your vote for proposal <n>."

The selections are:

For/Against/Abstain

For/Against

For/Abstain

For/Withhold

For/Against/Withhold

For/Against/Abstain Script:

"If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to abstain press 3."

**Based on the shareholder's selection, the prompt will confirm their choice.

For/Against Script:

"If you are voting for this proposal, press 1. If you are voting against this proposal press 2."

**Based on the shareholder's selection, the prompt will confirm their choice.

See Confirm Options below.

For/Abstain Script:
"If you are voting for this proposal, press 1. If you wish to abstain press 2." **Based on the shareholder's selection, the prompt will confirm their choice. See Confirm Options below.
For/Withhold Script:
"If you are voting for this proposal, press 1. If you wish to withhold press 2." **Based on the shareholder's selection, the prompt will confirm their choice. See Confirm Options below.
For/Against/Withhold Script:

"If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to withhold press 3."

**Based on the shareholder's selection, the prompt will confirm their choice).See Confirm Options below.

Completed Proposal Voting:
"You have completed Proposal Voting" This text will be heard following the final proposal on the ballot.
Confirm Options:
"Let me confirm."
Nominee Confirmation: Proposal Confirmation:

1. You have voted for all nominees

2. You have voted to withhold all nominees

3. You have voted to withhold specific nominees. You have voted to withhold nominee ## (Repeated as necessary)

"You have voted For/Against Proposal ##."

(Repeated as necessary)

Vote Logged	Script:
Vote is sent to mainframe

"If these elections are correct, press 1. To vote again, press 2. To hear your vote again, press 3."

If shareholder presses 1: "One moment, while I log your ballot. A vote has been recorded for control number <Control Number>." Shareholder then goes to Vote Another Script.

If shareholder presses 2: they are directed to the Voting Script.

Vote Another?:	Script:
Shareholder wants to/does not want to vote on another proposal.

"If this concludes your business press 1, if you would like to vote another proxy press 2."

If shareholder presses 1: "All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling. This concludes your transaction. Goodbye."

If shareholder presses 2: See appropriate proxy voting dialog scripts, above.

Error Messages:
Auto Proxy Unavailable Error:	"We are sorry. The Automated Proxy Voting Service system is unavailable at this time. Please try your call again later."
Meeting Date has passed:	"Sorry, the control number you entered is no longer valid.
Control number no longer valid:	"Sorry, the control number you entered is no longer valid.
Invalid Control Number entered 3 times:	"Sorry, since your entry of the Control Number was invalid we are not able to process your transaction at this time. You will be able to access the system again in 24 hours."

FORM OF

BROADRIDGE INTERNET SCREEN SCRIPT FOR INTERNET VOTING AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1

[Upon log-in to www.proxyvote.com/proxy shareholder sees Screen 1]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - This is a secure internet site that will allow you to:

Text - [bullet] Submit your proxy voting instructions on-line or learn how to vote

Text - [bullet] View electronic versions of Proxy Materials on-line

Text - [bullet] Sign up to receive future Proxy Materials via e-mail

Text - [bullet] Request Proxy Materials if you received a Notice of Internet Availability

Text - It is easy to get started

Text - Simply enter your 12 digit Control Number in the box below. This Control Number can be found in several places depending on the type of notification you received.

Link - [bullet] Proxy Card recipients can find the Control Number in the box next to the arrow. [when shareholder clicks on "Proxy Card" a window appears that contains a sample proxy card with the location of the control number highlighted]

Link - [bullet] E-Mail Notification recipients can find the Control Number next to the label "Control Number." [when shareholder clicks on "E-Mail Notification" a window appears that contains a sample e-mail with the location of the control number highlighted]

Link - [bullet] Notice of Internet Availability of Proxy Materials recipients can find the Control Number in the box next to the arrow. [when shareholder clicks on "Notice of Internet Availability" a window appears that contains a sample Notice with the location of the control number highlighted]

Link - CLICK HERE to view Proxy Materials for the Fidelity funds [when shareholder clicks on "Click Here" a window appears that contains proxy materials for this campaign and previous proxy campaigns held during the past year]

Input - Enter your Control Number

[box in which to enter your control number appears here]

["Submit" button appears here] [if shareholder clicks on "Submit" Screen 2 appears if the shareholder received a Notice and Screen 5 appears if the shareholder received a full-set package via mail or e-delivery]

Link - [bullet] To enroll for electronic delivery without voting your Proxy, please enter your Control Number and click here. [if shareholder clicks on "click here" the electronic delivery sign-up screen opens in another window]

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 2

[For shareholder that received his/her proxy via the Notice method]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - [bullet] View Proxy Materials by choosing the option below

Text - [bullet] Vote your shares by choosing the option below or vote by touchtone telephone at 1-877-296-4941

Text - [bullet] Request Proxy Materials (for future meetings and/or for this meeting only) be sent to you by e-mail or hard copy at no charge by choosing the option below

Text - (centered) View Proxy Materials

Link - (centered) [link to access "Letter to Shareholders, Notice of Meeting, and Proxy Statement" appears here] [if shareholder clicks on link a PDF copy of the proxy materials opens in another window]

Text - (left centered) Request Proxy Materials

Link - (left centered) [link to access "Request Copy" appears here] [if shareholder clicks on link Screen 3 opens]

Text - (right centered) Vote Your Shares

Link - (right centered) [link to "Vote" appears here] [if shareholder clicks on link Screen 5 opens]

Link - (left justified) Learn more about Notice & Access [if shareholder clicks on "Learn more about Notice & Access" another window opens that explains the concept of Notice & Access]

Link - To enroll for electronic delivery without voting your Proxy, please click here. [if shareholder clicks on "click here" the electronic delivery sign-up screen opens in another window]

Link - [picture of PDF document appears here] Download Adobe Acrobat. [if shareholder clicks on "Download Adobe Acrobat." the Adobe web site (http://get.adobe.com/reader) launches]

Text - You may need Adobe Acrobat to view the documents listed above.

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 3 - Fulfillment Request Proxy Materials Page

[For shareholder that received his/her proxy via the Notice method]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - Welcome to the Fulfillment Request Service

Text - We are pleased to offer shareholders the ability to request copies of the Proxy Materials.

Text - View Proxy Materials

Link - [bullet] Letter to Shareholders, Notice of Meeting, and Proxy Statement [if shareholder clicks on "Letter to Shareholders, Notice of Meeting, and Proxy Statement" a PDF copy of the proxy materials opens in another window]

Text - Please choose from one of the selections below:

Input - [selection] Please send Proxy Materials related to this Control Number for this meeting by e-mail to the e-mail address below at no cost to me.

Input - [selection] Please send Proxy Materials related to this Control Number by e-mail to the e-mail address below for this meeting and by mail to the same address as the Notice for all future meetings at no cost to me.

Input - (left side) Input E-mail Address: [shareholder inputs his/her e-mail address here]
(right side) Verify E-mail Address: [shareholder inputs his/her e-mail address here]

Input - [selection] Please send Proxy Materials related to this Control Number for this meeting by mail to the same address as the Notice at no cost to me.

Input - [selection] Please send Proxy Materials related to this Control Number by mail for this meeting and for all future meetings to the same address as the Notice at no cost to me.

Link - If you wish to receive all future Proxy Materials electronically, please click here to register for electronic delivery. [if shareholder clicks on "click here" the electronic delivery sign-up screen opens in another window]

Link - (left justified) [link to "Submit Request" appears here] (to right) [link to go "Back to Shareholder Portal" appears here] [if shareholder clicks on "Submit Request" Screen 4 appears; if shareholder clicks on "Back to Shareholder Portal" Screen 2 appears]

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 4 - Fulfillment Request Confirmation Page

[For shareholder that received his/her proxy via the Notice method and selected a fulfillment request option on Screen 3]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - Your fulfillment request has been received. THANK YOU!

Link - If you would like to process another request, please click here to enter your next Control Number. [if shareholder clicks on "click here" Screen 1 appears]

Link - If you have completed your request, please click here to exit. [if shareholder clicks on "click here" the web page closes]

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 5 - Internet Voting Page

[Page appears if shareholder received his/her proxy via the Notice method and selects "Vote Your Shares" on Screen 2 or if shareholder received his/her proxy via full-set delivery and enters his/her control number on Screen 1]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - (right justified) Proxy Materials

Link - (right justified) [bullet] Letter to Shareholders, Notice of Meeting, and Proxy Statement [if shareholder clicks on "Letter to Shareholders, Notice of Meeting, and Proxy Statement" a PDF copy of the proxy materials opens in another window]

Text - (left justified) Vote Your Shares

Text - (left justified) 1. Vote [highlight]/(centered) 2. Review/(right justified) 3. Confirmed

Text - (centered) Proxy Voting Form

Text - (centered) The Board's Recommendation[s]

Text - (centered) THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR [[EACH OF] THE FOLLOWING PROPOSAL[S].]/[PROPOSAL[S] (applicable proposal number(s) are inserted here) AND AGAINST PROPOSAL[S] (applicable proposal number(s) are inserted here).]

Text - (centered) If you would like to vote your shares as the Board of Trustees recommends select the button immediately below. To vote [the/each] proposal separately, mark your selection[s] under "Vote Options" then select the vote button at the bottom of the screen. Please refer to the proxy statement for discussion of [each of these/this] matter[s].

["Vote the proposal[s] as the Board of Trustees recommends" button appears here] [if shareholder clicks on button Screen 6 appears]

	Proposal	Board Recommends	Vote Options
01	[Title of proposal will be inserted] Nominees: [list of nominees]	[For/Withhold/For All Except]	[ ] For All Nominees [ ] Withhold All Nominees [ ] For All Except Those Selected Below [names of all nominees listed here]
02	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
03	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
04	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
05	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN

Text - (left justified) You will have an opportunity to confirm that your [selection was/selections were] properly recorded after you submit your vote.

Text - (left justified) Back to top [if shareholder selects "Back to top" he/she is brought to the top of the page]

Link - (centered) [links to "Vote the proposal[s] as indicated above" and "Reset" appear here] [if shareholder clicks on "Vote" button Screen 6 appears; if shareholder clicks on "Reset" button vote selections clear on this page ]

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 6 - Internet Voting Confirmation Page

[Page appears after shareholder elects his/her vote selection and clicks on a "Vote" button on Screen 5]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - (centered) Vote Confirmation

Text - (centered) Please review the instructions below and click on the "Final Vote Submission" button at the bottom of the screen to submit your vote.

Text - (left justified) 1. Vote/(centered) 2. Review [highlight]/(right justified) 3. Confirmed

Text - (centered) Proxy Voting Form

Text - (centered) [You elected to vote as recommended by the Board of Trustees.]/[Since you did not enter any vote options your vote has been registered as recommended by the Board of Trustees.]/[You have voted as follows:]

	Proposal	Board Recommends	[You Voted]/[You Voted * No vote entered. Your vote will be cast as recommended by the Board of Trustees unless you select the "Back" button below and revise your vote.]/[You Voted]
01	[Title of proposal will be inserted] [list of nominees]	[For/Withhold/For All Except]

[ ] For All Nominees
[names of all nominees listed here]

[ ] Withhold All Nominees
[names of all nominees listed here]

[ ] You voted
[names of all nominees listed here with indication of how shareholder voted next to name of nominee]

02	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
03	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
04	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN
05	[Title of proposal will be inserted]	[For/Against/Abstain]	[ ] FOR [ ] AGAINST [ ] ABSTAIN

Text - (left justified) Please review your selection carefully before voting.

Text - (left justified) If you vote more than once on the same Proxy only the last (most recent) vote will be considered valid.

Text - (left justified) If any of the information above is incorrect, return to the Proxy Voting Form by selecting the "Back" button below.

Text - (left justified) If you would like to receive an e-mail confirmation, enter your e-mail address here: [shareholder inputs his/her e-mail address here]

Selection - (centered) [links to "Final Vote Submission" and to go "Back" appear here] [if shareholder clicks on "Final Vote" button Screen 7 appears; if shareholder clicks on "Back" button Screen 5 appears]

Text - (centered) Click on the "Final Vote Submission" button above to sign and submit your proxy vote and to appoint [name of proxy agent 1], [name of proxy agent 2], and [name of proxy agent 3], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

SCREEN 7 - Vote Submission Page

[Page appears after shareholder selects "Final Vote Submission" on Screen 6]

Text - (left justified) Proxy VoteTM (right justified) [current date appears here]

Text - (left justified) [Trust Name: [Fund Name and/or Class Name] prints here] (right justified) Control#: [control number prints here]

Text - (left justified) Thank You! Your vote has been submitted as detailed below.

Links - [Change Vote] [Vote Another Proxy] [Exit Internet Proxy Voting Services] [if shareholder clicks on "Change Vote" Screen 5 appears; if shareholder clicks on "Vote Another Proxy" Screen 1 appears; if shareholder clicks on "Exit Internet Proxy Voting Service" the web page closes]

Text - (left justified) 1. Vote/(centered) 2. Review/(right justified) 3. Confirmed [highlight]

Text - (right justified) Click here to print vote confirmation: [picture of printer appears here] [if shareholder clicks on picture of printer print window appears and page prints in form noted below]

Text - (centered) Proxy Voting Form

Text - (centered) [You elected to vote as recommended by the Board of Trustees.]/[Since you did not enter any vote options your vote has been registered as recommended by the Board of Trustees.]/[You have voted as follows:]

	Proposal	Board Recommends	[You Voted]/[You Voted * No vote entered. Your vote has been cast as recommended by the Board of Trustees.]/[You Voted]
01	[Title of proposal will be inserted] [list of nominees]	[For/Withhold/For All Except]

[For All Nominees
[names of all nominees listed here]]

[Withhold All Nominees
[names of all nominees listed here]]

[ ] You voted
[names of all nominees listed here with indication of how shareholder voted next to name of nominee]

02	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]
03	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]
04	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]
05	[Title of proposal will be inserted]	[For/Against/Abstain]	[For/Against/Abstain]

Text - (left justified) With your consent, we will stop sending you paper copies of Proxy Materials until you notify us otherwise. Participation is completely your choice.

Text - (left justified) The benefits of e-mail notification of Proxy Materials include:

Text - (left justified) [bullet] Immediate availability of Proxy Materials

Text - (left justified) [bullet] Fewer bulky postal mailings that fill your mailbox

Text - (left justified) [bullet] Better for the environment

Text - (left justified) [bullet] Automatic postal mail delivery if you change your e-mail address and fail to notify us

Text - (left justified) [bullet] It's free and you can choose to opt-in or opt-out at any time

Text - (left justified) [bullet] Your e-mail address is safe and will never be used without your consent (Read our Privacy Statement) [if shareholder selects "Privacy Statement" it launches Broadridge's statement]

Selection - (left justified) [link to "Register for Electronic Delivery of Proxy Materials" appears here] [if shareholder clicks on link the electronic delivery sign-up screen opens in another window]

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 1 a new window will open that presents information in the following format]

Form Of

Proxy Materials Page

Text - (left justified) Proxy VoteTM

Text - (left justified) Fidelity funds

Text - (left justified) Proxy Materials

Proxy Dated	Trust Name	Link
[Date of Proxy Inserted here]	[Trust Name Inserted Here]	[Link to Letter, Q&A, Notice, and Proxy Statement Inserted Here]
[Date of Proxy Inserted here]	[Trust Name Inserted Here]	[Link to Letter, Q&A, Notice, and Proxy Statement Inserted Here]
[Date of Proxy Inserted here]	[Trust Name Inserted Here]	[Link to Letter, Q&A, Notice, and Proxy Statement Inserted Here]
[Date of Proxy Inserted here]	[Trust Name Inserted Here]	[Link to Letter, Q&A, Notice, and Proxy Statement Inserted Here]

Links - (centered) Download Adobe® Reader® Privacy Statement Terms and Conditions

Text - (centered) © 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

[If shareholder requests an e-mail confirmation of his/her vote on Screen 6, a confirmation in the following format will be sent to the e-mail address provided by the shareholder]

Form Of

E-mail Confirmation

Text - (left justified)

Your vote for Control Number [**** (last 4 digits of control number) inserted here] has been submitted to Fidelity Investments for
[Trust name:]
[Fund name], as follows:

-------------------------------------------------
Proposal 1. [proposal title]..........[Each nominee's name is listed followed by how the shareholder voted for that nominee] [For] [Withhold]

Proposal 2. [proposal title]..........[For] [Against] [Abstain]

Proposal 3. [proposal title]..........[[For] [Against] [Abstain]

Proposal 4. [proposal title]..........[For] [Against] [Abstain]

Proposal 6. [proposal title]..........[For] [Against] [Abstain]

Thank you for voting.